                           -------------------------
                             State Street Research
                           -------------------------
                                  EXCHANGE FUND
                           -------------------------

                           ANNUAL REPORT
                           December 31, 2001

                           ------------------
                             WHAT'S INSIDE
                           ------------------

                           FROM THE CHAIRMAN
                           America Begins to Regain
                           Its Optimism

                           PORTFOLIO MANAGER'S REVIEW
                           Disappointing Corporate Profits
                           Hurt Stocks in 2001

                           FUND INFORMATION
                           Facts and Figures

                           PLUS, COMPLETE PORTFOLIO HOLDINGS
                           AND FINANCIAL STATEMENTS

                                                    ---------------------------
                                                              DALBAR
                                                           MUTUAL FUND
                                                          SERVICE AWARD
                                                              2001
                                                    ---------------------------

                                                         For Excellence
                                                           in Service

[logo] STATE STREET RESEARCH

FROM THE CHAIRMAN

[Photo of Richard S. Davis]

DEAR SHAREHOLDER:

The U.S. economy limped into 2001 with a growth rate of just over 1%. The Federal Reserve Board acted quickly and decisively to help prop up consumer confidence and ignite business activity by initiating a series of interest rate cuts early in January. However, business found itself saddled with inventories as capital goods orders slipped and productivity made a poor showing, which raised labor costs. Consumers remained the one bright spot, as they continued to spend through the summer. However, by the time the tragic events of September 11 occurred, there was simply nothing on which to pin hopes of a quick recovery. The direct hit to airlines and insurance sectors was simply more than the U.S. economy or the stock market could bear. By November, the National Bureau of Economic Research reported that the U.S. economy had, in fact, been pushed into recession in March, as the needle of economic growth dipped into negative territory for the first time in a decade.

STOCKS
The U.S. stock market delivered double-digit losses over the 12 months ended December 31, 2001. Technology and telecommunications stocks suffered most, with some segments off by more than 50%. However, technology was also the strongest sector in the fourth quarter, raising hopes that 2002 could be a better year. The S&P 500 Index returned -11.88%.(1) Value stocks were more resilient than growth stocks, and small-cap value was one of the stock market's few positive performers. The Russell 2000 Value Index, a measure of small-cap value stock performance, returned 14.02% for the year.(1)

BONDS
The bond market helped cushion stock market losses for investors with diversified portfolios. Nearly all major segments of the U.S. bond market delivered respectable returns, with the highest quality corporate bonds leading the way. The Lehman Brothers Aggregate Bond Index, a broad measure of government and corporate bonds, gained 8.44%.(1) Short- and intermediate-term bonds outperformed long-term bonds. Even high-yield bonds delivered a positive return. The CSFB Global High Yield II Index rose 6.16% for the 12- month period.(1)

INTERNATIONAL
Economies around the globe felt the draft of a weakening U.S. economy. Economic growth slowed in most major industrial nations and in many emerging nations as well. Central banks lowered interest rates to help prop up sagging economies, and international bonds were the primary beneficiaries. A new prime minister in Japan kindled hopes that the nation might see an end to economic and financial woes that have plagued it for more than a decade, but hopes dimmed when no material change occurred. Virtually all major foreign stock markets were in the red. The Morgan Stanley Capital International EAFE Index, a common measure of foreign stock market performance, returned -21.44% for the 12-month period.(1)

LOOKING AHEAD
Although this year will be forever remembered for the unprecedented tragic events that took place on September 11, and the men and women who lost their lives, it is also important to remind ourselves that the basic political, military and economic strength of this great nation remains intact. The stock market's recovery in the final quarter of 2001 was a strong, positive sign that Americans have already regained their optimism. Now, more than ever, it is important to stay with your investment plan. And talk with your financial adviser. He or she can help you identify opportunities and strategies that look attractive in the current environment. It's a good way to start the new year.

     Sincerely,

 /s/ Richard S. Davis

     Richard S. Davis
     Chairman

     December 31, 2001

(1) The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Russell 2000 Value Index contains only those stocks within the complete Russell 2000 Index (a small-company index) that show below average growth. The Lehman Brothers Aggregate Bond Index includes fixed- rate debt issues rated investment grade or higher. The CSFB Global High Yield II Index mirrors the public high-yield debt market representing a total of 250 different sectors within this market. The Morgan Stanley Capital International EAFE Index is a market capitalization weighted index, comprised of stocks from Europe, Australasia, and the Far East. The Lipper Large-Cap Core Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows how well the fund has done compared with competing funds. The indexes are unmanaged and do not take transaction charges into consideration. It is not possible to invest directly in an index.

(2) KEEP IN MIND THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.


PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended December 31, 2001)
-------------------------------------------------------------------------------

TOTAL VALUE OF $10,000 INVESTED ON 12/31/91(2)

              12/91            $10,000
              12/92             10,675
              12/93             11,196
              12/94             11,581
              12/95             15,570
              12/96             19,627
              12/97             25,851
              12/98             33,113
              12/99             39,269
              12/00             37,648
              12/01             33,750


AVERAGE ANNUAL TOTAL RETURN(2)

-------------------------------------------------------------
   LIFE OF FUND
 (since 12/17/76)        10 YEARS       5 YEARS       1 YEAR
-------------------------------------------------------------
      13.30%              12.93%         11.45%       -10.35%
-------------------------------------------------------------

TOP 5 INDUSTRIES
(by percentage of net assets)

              DRUGS & BIOTECHNOLOGY         20.1%
              RETAIL                         9.6%
              OIL:INTEGRATED INTERNATIONAL   8.4%
              MULTI-SECTOR                   6.7%
              COMPUTER TECHNOLOGY            6.5%

Total: 51.3%

PORTFOLIO MANAGER'S REVIEW

Exchange Fund: Disappointing Corporate Profits Hurt Stocks in 2001

[photo of Kennard "Pete" Woodworth]

    Kennard "Pete" Woodworth
       Portfolio Manager

We spoke with Pete Woodworth, portfolio manager of State Street Research Exchange Fund, about the year ended December 31, 2001, and his outlook for the period ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: In a challenging market environment, the fund returned -10.35% for the 12 months ended December 31, 2001. Although a negative return is always disappointing, the fund outperformed both the S&P 500 Index and the Lipper Large-Cap Core Funds Average, which returned -11.88% and -13.77%, respectively, for the same period.(1)

Q: WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE?
A: Although we expected a weak economic and market environment in 2001, we underestimated the severity of the recession and its impact on growth stocks. Corporate profits were worse than expected well before the events of September
11. However, growth stocks were hurt severely in the third quarter as investors became risk-averse. Although growth rebounded in the fourth quarter, it was not enough to salvage performance for the year.

Q: WHAT INVESTMENTS OFFERED THE BEST OPPORTUNITY DURING THE YEAR?
A: Overall, the fund benefited from an emphasis on value stocks. Strong stock selection in the consumer staples and technology sectors helped performance. Our investment in Target, which operates discount, mid-range and upscale department store chains, did well as its earnings grew in spite of the recession. The fund also benefited from its position in computer giant IBM, which experienced only a small decline in earnings as a result of its long-term restructuring plan. First Data, the country's largest processor of credit card transactions, also made a positive contribution to performance.

Q: WHAT WERE THE FUND'S DISAPPOINTMENTS?
A: We were hurt by our investments in financial services and producer durables. Financial services giant American Express was hit hard by the recession and the travel slump that followed the terrorist attacks on September 11. Applera, an innovator in the field of biotechnology, experienced disappointing earnings as a result of poor product cycle timing.

Q: WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD?
A: We expect to see a gradual recovery in the economy and financial markets over the coming months. Our strategy remains unchanged: Invest in higher-quality stocks with above-average earnings growth potential. We believe that healthcare, technology and financial services companies, excluding banks, have the best long-term growth prospects.

December 31, 2001


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOP 10 STOCK POSITIONS               BEST AND WORST CONTRIBUTORS TO PERFORMANCE
(by percentage of net assets)        (January 1, 2001 through December 31, 2001)

1 TARGET                   6.1%      BEST /\
2 EXXON MOBIL              6.1%      --------------------------------------
3 IBM                      5.7%      TARGET
4 JOHNSON & JOHNSON        5.3%      IBM
5 PFIZER                   5.0%
6 GENERAL ELECTRIC         3.8%      WORST \/
7 SAINT PAUL COS.          3.8%      --------------------------------------
8 AMERICAN EXPRESS         3.7%      AMERICAN EXPRESS
9 MICROSOFT                3.6%      APPLERA
J FIRST DATA               3.5%


These securities represent an aggregate of 46.6% of the portfolio. Because of active management, there is no guarantee that the fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

STATE STREET RESEARCH EXCHANGE FUND

-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------
                                                                   VALUE
                                                     SHARES       (NOTE 1)
-------------------------------------------------------------------------------
COMMON STOCKS 98.6%
AUTOMOBILES & TRANSPORTATION 1.5%
AUTOMOBILES 1.5%
General Motors Corp. .......................         112,800    $  5,482,080

                                                                ------------
Total Automobiles & Transportation .........                       5,482,080
                                                                ------------
CONSUMER DISCRETIONARY 9.6%
RETAIL 9.6%
Target Corp. ...............................         546,208      22,421,838
Wal-Mart Stores, Inc. ......................         223,200      12,845,160
                                                                ------------
Total Consumer Discretionary ...............                      35,266,998
                                                                ------------
CONSUMER STAPLES 10.5%
BEVERAGES 3.9%
Anheuser-Busch Cos., Inc. ..................         225,200      10,181,292
Coca-Cola Co. ..............................          87,735       4,136,705
                                                                ------------
                                                                  14,317,997
                                                                ------------
FOODS 2.0%
General Mills Inc. .........................         138,400       7,198,184
                                                                ------------
HOUSEHOLD PRODUCTS 2.6%
Procter & Gamble Co. .......................         123,200       9,748,816
                                                                ------------
TOBACCO 2.0%
Philip Morris Cos., Inc. ...................         160,300       7,349,755
                                                                ------------
Total Consumer Staples .....................      38,614,752
                                                                ------------
FINANCIAL SERVICES 14.6%
BANKS & SAVINGS & LOAN 1.2%
J.P. Morgan Chase & Co. ....................         124,728       4,533,863
                                                                ------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS 3.5%
First Data Corp. ...........................         165,338      12,970,766
                                                                ------------
INSURANCE 3.8%
Saint Paul Cos., Inc. ......................         314,400      13,824,168
                                                                ------------
MISCELLANEOUS FINANCIAL 6.1%
American Express Co. .......................         382,531      13,652,531
Federal National Mortgage Association ......         110,400       8,776,800
                                                                ------------
                                                                  22,429,331
                                                                ------------
Total Financial Services ...................                      53,758,128
                                                                ------------
HEALTHCARE 20.5%
DRUGS & BIOTECHNOLOGY 20.1%
American Home Products Corp. ...............         206,944      12,698,084
Johnson & Johnson ..........................         330,292      19,520,257
Merck & Company, Inc. ......................         186,244      10,951,147
Novartis AG ADR ............................         185,384       6,766,516
Pfizer Inc. ................................         458,250      18,261,263
Pharmacia Corp. ............................         135,000       5,757,750
                                                                ------------
                                                                  73,955,017
                                                                ------------
HOSPITAL SUPPLY 0.4%
Applera Corp. - Celera Genomics Group* .....          58,000       1,548,020
                                                                ------------
Total Healthcare ...........................                      75,503,037
                                                                ------------
INTEGRATED OILS 8.4%
INTEGRATED INTERNATIONAL 8.4%
BP PLC ADR .................................         187,702       8,730,020
Exxon Mobil Corp. ..........................         567,684      22,309,981
                                                                ------------
Total Integrated Oils ......................                      31,040,001
                                                                ------------
OTHER 6.7%
MULTI-SECTOR 6.7%
Berkshire Hathaway Inc. Cl. B* .............           4,298      10,852,450
General Electric Co. .......................         344,970      13,826,398
                                                                ------------
Total Other ................................                      24,678,848
                                                                ------------
OTHER ENERGY 1.8%
OFFSHORE DRILLING 0.2%
Transocean Sedco Forex Inc. ................          21,148         715,226
                                                                ------------
OIL WELL EQUIPMENT & SERVICES 1.6%
Schlumberger Ltd. ..........................         109,238       6,002,628
                                                                ------------
Total Other Energy .........................                       6,717,854
                                                                ------------
PRODUCER DURABLES 5.8%
AEROSPACE 1.4%
Boeing Co. .................................         131,800       5,111,204
                                                                ------------
MACHINERY 1.7%
Caterpillar Inc. ...........................         116,800       6,102,800
                                                                ------------
PRODUCTION TECHNOLOGY EQUIPMENT 2.7%
Agilent Technologies Inc.* .................          29,749         848,144
Millipore Corp. ............................         150,000       9,105,000
                                                                ------------
                                                                   9,953,144
                                                                ------------
Total Producer Durables ....................                      21,167,148
                                                                ------------
TECHNOLOGY 17.0%
COMMUNICATIONS TECHNOLOGY 1.8%
L.M. Ericsson Telephone Co. ADR Cl. B ......       1,219,680       6,366,729
                                                                ------------
COMPUTER SOFTWARE 4.1%
Microsoft Corp.* ...........................         199,945      13,250,355
Veritas Software Co.* ......................          40,000       1,793,200
                                                                ------------
                                                                  15,043,555
                                                                ------------
COMPUTER TECHNOLOGY 6.5%
Hewlett-Packard Co. ........................         156,000       3,204,240
IBM Corp. ..................................         172,358      20,848,424
                                                                ------------
                                                                  24,052,664
                                                                ------------
ELECTRONICS 1.4%
Applera Corp. - Applied Biosystems Group* ..         126,880       4,982,578
                                                                ------------
ELECTRONICS: SEMICONDUCTORS/COMPONENTS 3.2%
Intel Corp. ................................         200,000       6,290,000
Texas Instruments Inc. .....................         199,300       5,580,400
                                                                ------------
                                                                  11,870,400
                                                                ------------
Total Technology ...........................                      62,315,926
                                                                ------------
UTILITIES 2.2%
TELECOMMUNICATIONS 2.2%
Vodafone Group PLC ADR .....................         309,500       7,947,960
                                                                ------------
Total Utilities ............................                       7,947,960
                                                                ------------
Total Common Stocks (Cost $104,897,535) ....                     362,492,732
                                                                ------------

----------------------------------------------------------------------------
                                       PRINCIPAL    MATURITY        VALUE
                                         AMOUNT       DATE         (NOTE 1)
----------------------------------------------------------------------------
COMMERCIAL PAPER 1.4%
American Express Credit Corp., 1.85% . $5,000,000   1/03/2002   $  4,999,486
Household Finance Corp., 1.70% .......    153,000   1/10/2002        152,935
                                                                ------------
Total Commercial Paper (Cost $5,152,421) ....................      5,152,421
                                                                ------------
Total Investments (Cost $110,049,956) - 100.0% ..............    367,645,153
Cash and Other Assets, Less Liabilities - 0.0% ..............         (5,316)
                                                                ------------
Net Assets - 100.0% .........................................   $367,639,837
                                                                ============

Federal Income Tax Information:
At December 31, 2001, the net unrealized appreciation of
 investments based on cost for federal income tax purposes
 of $101,554,990 was as follows:
Aggregate gross unrealized appreciation for all investments
 in which there is an excess of value over tax cost .........   $276,048,032
Aggregate gross unrealized depreciation for all investments
 in which there is an excess of tax cost over value .........     (9,957,869)
                                                                ------------
                                                                $266,090,163
                                                                ============
----------------------------------------------------------------------------
* Non-income-producing securities.
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EXCHANGE FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2001

ASSETS
Investments, at value (Cost $110,049,956) (Note 1) ...........    $367,645,153
Cash .........................................................             906
Dividends receivable .........................................         418,065
Other assets .................................................           9,247
                                                                  ------------
                                                                  $368,073,371
LIABILITIES
Accrued management fee (Note 2) ..............................         332,517
Payable for fund shares redeemed .............................          33,701
Accrued administration fee (Note 2) ..........................          10,212
Accrued transfer agent and shareholder services
  (Note 2) ...................................................           7,046
Accrued trustees' fees (Note 2) ..............................           4,138
Other accrued expenses .......................................          45,920
                                                                  ------------
                                                                       433,534
                                                                  ------------
NET ASSETS                                                        $367,639,837
                                                                  ============
Net Assets consist of:
  Undistributed net investment income ........................    $     91,838
  Unrealized appreciation of investments .....................     257,595,197
  Accumulated net realized loss ..............................     (10,168,070)
  Paid-in capital ............................................     120,120,872
                                                                  ------------
                                                                  $367,639,837
                                                                  ============
Net Asset Value per share
  ($367,639,837 / 718,451 shares) ............................    $     511.71
                                                                  ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EXCHANGE FUND

-----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------
For the year ended December 31, 2001

INVESTMENT INCOME
Dividends, net of foreign taxes of $56,764 ....................  $  4,924,039
Interest (Note 1) .............................................       312,800
                                                                 ------------
                                                                    5,236,839
EXPENSES
Management fee (Note 2) .......................................     1,898,107
Administration fee (Note 2) ...................................        97,310
Custodian fee .................................................        79,699
Audit fee .....................................................        34,842
Transfer agent and shareholder services (Note 2) ..............        25,448
Trustees' fees (Note 2) .......................................        17,098
Reports to shareholders .......................................         8,863
                                                                 ------------
                                                                    2,161,367
Fees paid indirectly (Note 2) .................................        (1,066)
                                                                 ------------
                                                                    2,160,301
                                                                 ------------
Net investment income .........................................     3,076,538
                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments (Notes 1 and 3) ..............     6,753,443
Change in unrealized depreciation of investments ..............   (55,323,156)
                                                                 ------------
Net loss on investments .......................................   (48,569,713)
                                                                 ------------
Net decrease in net assets resulting from
  operations ..................................................  ($45,493,175)
                                                                 ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EXCHANGE FUND

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             YEARS ENDED DECEMBER 31
                                          ------------------------------
                                               2000            2001
-------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations:
Net investment income .................   $   3,656,923    $   3,076,538
                                          -------------    -------------
Net realized gain on investments ......      36,948,192        6,753,443
Provision for federal income tax ......      (8,369,230)            --
                                          -------------    -------------
                                             28,578,962        6,753,443
                                          -------------    -------------
Change in unrealized depreciation
  of investments ......................     (60,416,340)     (55,323,156)
                                          -------------    -------------
Net decrease resulting from
  operations ..........................     (28,180,455)     (45,493,175)
                                          -------------    -------------
Dividends from net investment income ..      (3,542,752)      (3,104,828)
                                          -------------    -------------
Share transactions:
Net asset value of shares issued
  in payment of dividends .............         578,386          408,252
Cost of shares repurchased ............     (16,212,024)     (21,974,904)
                                          -------------    -------------
Net decrease from fund share
  transactions ........................     (15,633,638)     (21,566,652)
                                          -------------    -------------
Total decrease in net assets ..........     (47,356,845)     (70,164,655)
NET ASSETS
Beginning of year .....................     485,161,337      437,804,492
                                          -------------    -------------
End of year (including undistributed
  net investment income of $121,633 and
  $91,838 respectively) ...............   $ 437,804,492    $ 367,639,837
                                          =============    =============

Number of shares:
Issued upon reinvestment of dividends .             974              828
Repurchased ...........................         (27,148)         (42,777)
                                                -------          -------
Net decrease in fund shares ...........         (26,174)         (41,949)
                                                =======          =======

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EXCHANGE FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2001

NOTE 1

State Street Research Exchange Fund is a series of State Street Research Exchange Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open- end management investment company. The fund is presently the only series of the Trust.

The investment objective of the fund is to provide long-term growth of capital and, secondarily, long-term growth of income. In seeking to achieve its investment objective, the fund invests primarily in common stocks, or securities convertible into common stocks, that have long-term growth potential.

The following significant policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENTS IN SECURITIES
Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the Nasdaq system, valuations are at the mean of the closing bid and asked quotations, except for securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of average cost of securities delivered.

B. FEDERAL INCOME TAXES
No provision for federal income taxes is necessary with respect to net investment income since the fund has elected to qualify under Subchapter M of the Internal Revenue Code and maintains a policy to distribute substantially all of such income. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any federal excise tax under Section 4982 of the Internal Revenue Code. The fund retains and designates as undistributed gains all of its taxable net long-term capital gains and pays federal income taxes thereon on behalf of the shareholders. At December 31, 2001, the fund had a capital loss carryforward of $10,168,070 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on December 31, 2009.

C. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized short-term capital gains, if any, are distributed annually.

Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for nontaxable redemptions in kind and the disposition of securities that have different bases for financial reporting and tax purposes. The permanent book and tax basis difference relating to shareholder distributions will result in reclassifications to paid-in capital. The fund has designated $3,104,828 as ordinary income dividends.

D. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. SECURITIES LENDING
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. As of December 31, 2001, there were no loaned securities. During the year ended December 31, 2001, income from securities lending amounted to $2,634 and is included in interest income.

NOTE 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect, wholly-owned subsidiary of MetLife, Inc. ("MetLife"), have entered into a contract that provides for an annual fee equal to 0.50% of the fund's average daily net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 2001, the fees pursuant to such agreement amounted to $1,898,107.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect, wholly-owned subsidiary of MetLife, provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended December 31, 2001, the amount of such expenses was $10,211.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the year ended December 31, 2001, the fund's transfer agent fees were reduced by $1,066 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $17,098 during the year ended December 31, 2001.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among State Street Research funds. During the year ended December 31, 2001, the amount of such expenses was $97,310.

NOTE 3

For the year ended December 31, 2001, exclusive of short-term investments and U.S. government obligations, purchases and sales of secu- rities, including $21,973,051 representing redemptions in kind, aggregated $5,399,121 and $26,905,111, respectively.

NOTE 4

The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share.

At December 31, 2001, the Adviser owned 13,766 shares of the fund.

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each year:
                                                                          YEARS ENDED DECEMBER 31
                                                  ---------------------------------------------------------------------------
                                                     1997              1998             1999             2000             2001
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)             326.68            421.09           524.22           616.80           575.76
                                                   ------            ------           ------           ------           ------
  Net investment income ($)                          4.67              5.00             4.54             4.75             4.22
  Net realized and unrealized gain (loss) on
    investments ($)*                                94.39            103.13            92.69           (41.19)          (64.02)
                                                   ------            ------           ------           ------           ------
TOTAL FROM INVESTMENT OPERATIONS ($)                99.06            108.13            97.23           (36.44)          (59.80)
                                                   ------            ------           ------           ------           ------
  Dividends from net investment income ($)          (4.65)            (5.00)           (4.65)           (4.60)           (4.25)
                                                   ------            ------           ------           ------           ------
TOTAL DISTRIBUTIONS ($)                             (4.65)            (5.00)           (4.65)           (4.60)           (4.25)
                                                   ------            ------           ------           ------           ------
NET ASSET VALUE, END OF YEAR ($)                   421.09            524.22           616.80           575.76           511.71
                                                   ======            ======           ======           ======           ======
Total return (%)                                    31.71             28.09            18.59            (4.13)          (10.35)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)           348,290           431,194          485,161          437,804          367,640
Expense ratio (%)                                    0.56              0.56             0.55             0.55             0.57
Expense ratio after expense reductions (%)           0.56              0.56             0.55             0.55             0.57
Ratio of net investment income to average
  net assets (%)                                     1.19              1.05             0.78             0.78             0.81
Portfolio turnover rate (%)                          2.26              4.52             1.04            10.51             1.44
*After provision for federal tax on retained
  capital gains
  at end of year                                     4.20              9.72               --            11.01               --

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH
EXCHANGE TRUST AND THE SHAREHOLDERS OF
STATE STREET RESEARCH EXCHANGE FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Exchange Fund (a series of State Street Research Exchange Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 7, 2002

STATE STREET RESEARCH EXCHANGE FUND

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

State Street Research Exchange Fund returned -10.35% for the 12 months ended December 31, 2001. The fund outperformed both the S&P 500 Index and the Lipper Large-Cap Core Funds Average, which returned -11.88% and -13.77%, respectively, for the same period.

Although we expected a weak economic and market environment in 2001, we underestimated the severity of the recession and its impact on growth stocks. Corporate profits were worse than expected well before the events of September
11. However, growth stocks were hurt severely in the third quarter as investors became risk averse. Although growth rebounded in the fourth quarter, it was not enough to salvage performance for the year.

Overall, the fund benefited from an emphasis on value stocks. Strong stock selection in the consumer staples and technology sectors helped performance. Target department store did well as its earnings grew in spite of the recession. IBM, which experienced only a small decline in earnings as a result of its long-term restructuring plan, and First Data, the country's largest processor of credit card transactions, also made positive contributions to performance.

The fund was hurt by investments in financial services and producer durables.

December 31, 2001

KEEP IN MIND THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index. The Lipper Large-Cap Core Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper Average shows how well the fund has done compared with competing funds. Results are for illustrative purposes only.

                          CHANGE IN VALUE OF $10,000
                     BASED ON THE S&P 500 INDEX COMPARED
                        TO CHANGE IN VALUE OF $10,000
                          INVESTED IN EXCHANGE FUND

----------------------------
Average Annual Total Return
----------------------------
1 Year   5 Years   10 Years
----------------------------
-10.35%   11.45%    12.93%
----------------------------

         Exchange Fund   S&P 500 Index
--------------------------------------
12/91       $10,000        $10,000
12/92        10,675         10,761
12/93        11,196         11,843
12/94        11,581         11,999
12/95        15,57          16,502
12/96        19,627         20,289
12/97        25,851         27,055
12/98        33,113         34,792
12/99        39,269         42,110
12/00        37,648         38,278
12/01        33,750         33,732

                                                                                                NUMBER OF
                                                                                                  FUNDS
                                    TERM OF                                                      IN FUND
                                    OFFICE                                                       COMPLEX             OTHER
                      POSITION(s) AND LENGTH                                                    OVERSEEN         DIRECTORSHIPS
NAME, ADDRESS AND        HELD      OF TIME                                                      BY TRUSTEE/        HELD BY
AGE(a)                 WITH FUND   SERVED(b)      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS     OFFICER(c)      TRUSTEE/OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

BRUCE R. BOND           Trustee      Since    Retired: formerly Chairman of the Board, Chief         25    Ceridian Corporation
(55)                                 1999     Executive Officer and President, PictureTel
                                              Corporation (video conferencing systems)

-----------------------------------------------------------------------------------------------------------------------------------
STEVEN A. GARBAN        Trustee      Since    Retired; formerly Senior Vice President for Finance    48    Metropolitan Series
(64)                                 1997     and Operations and Treasurer, The Pennsylvania                Fund, Inc.(d)
                                              State University

-----------------------------------------------------------------------------------------------------------------------------------
DEAN O. MORTON          Trustee      Since    Retired; formerly Executive Vice President, Chief      48    The Clorox Company; KLA-
(69)                                 1984     Operating Officer and Director, Hewlett-Packard              Tencor Corporation; BEA
                                              Company (computer manufacturer)                              Systems, Inc.; Cepheid;
                                                                                                           Pharsight Corporation;
                                                                                                           and Metropolitan Series
                                                                                                           Fund, Inc.(d)

-----------------------------------------------------------------------------------------------------------------------------------
SUSAN M. PHILLIPS       Trustee      Since    Dean, School of Business and Public Management,        25    None
(57)                                 1998     George Washington University; formerly a member of
                                              the Board of Governors of the Federal Reserve
                                              System; and Chairman and Commissioner of the
                                              Commodity Futures Trading Commission

-----------------------------------------------------------------------------------------------------------------------------------
TOBY ROSENBLATT         Trustee      Since    President, Founder Investments Ltd. (investments);     48    A.P. PHARMA, Inc.;
(63)                                 1994     formerly, President, The Glen Ellen Company                  and Metropolitan
                                              (private investment firm)                                    Series Fund, Inc.(d)

-----------------------------------------------------------------------------------------------------------------------------------
MICHAEL S. SCOTT        Trustee      Since    Jay W. Forrester Professor of Management, Sloan        48    Metropolitan Series
MORTON                               1989     School of Management, Massachusetts Institute of             Fund, Inc.(d)
(64)                                          Technology

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

RICHARD S. DAVIS        Trustee      Since    Chairman of the Board, President and Chief             30    None
(56)                                 2000     Executive Officer of State Street Research &
                                              Management Company; previously, Senior Vice
                                              President, Fixed Income Investments, Metropolitan
                                              Life Insurance Company and Managing Director, J.P.
                                              Morgan Investment Management

-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

JOHN S. LOMBARDO         Vice        Since    Executive Vice President and Chief Financial           30    None
(47)                   President     2001     Officer of State Street Research & Management
                                              Company; formerly, Senior Vice President, Product
                                              and Financial Management, MetLife Auto & Home
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. WEISS           Vice        Since    Executive Vice President and Director of State         27    None
(55)                   President     1997     Street Research & Management Company; formerly,
                                              Senior Vice President, State Street Research &
                                              Management Company

-----------------------------------------------------------------------------------------------------------------------------------
KENNARD WOODWORTH, JR.   Vice        Since    Senior Vice President of State Street Research &       17    None
(63)                   President     1993     Management Company

-----------------------------------------------------------------------------------------------------------------------------------
DOUGLAS A. ROMICH      Treasurer     Since    Senior Vice President and Treasurer of State Street    30    None
(45)                                 2001     Research & Management Company; formerly, Vice
                                              President of State Street Research & Management
                                              Company

-----------------------------------------------------------------------------------------------------------------------------------
FRANCIS J. MCNAMARA,   Secretary     Since    Executive Vice President, General Counsel and          30    None
III                                  1995     Secretary of State Street Research & Management
(46)                                          Company; formerly, Senior Vice President of State
                                              Street Research & Management Company

-----------------------------------------------------------------------------------------------------------------------------------

The Fund's Statement of Additional Information includes additional information about the Fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 11 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 23 separate portfolios.

STATE STREET RESEARCH EXCHANGE FUND                           -----------------
One Financial Center                                              PRSRT STD
Boston, MA 02111-2690                                               AUTO
                                                              U.S. POSTAGE PAID
                                                                HOLLISTON, MA
                                                                PERMIT NO. 20
                                                              -----------------

QUESTIONS? COMMENTS?

E-MAIL us at:
        info@ssrfunds.com
VISIT us on the Internet at:
        www.ssrfunds.com
CALL us toll-free at 1-87-SSR-FUNDS (1-877-773-8637) Hearing-impaired:
        1-800-676-7876 Chinese- and Spanish-speaking: 1-888-638-3193
WRITE us at:
        State Street Research
        Service Center
        P.O. Box 8408
        Boston, MA 02266-8408

[logo] STATE STREET RESEARCH

(C)2002 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

This report is prepared for the general information of current shareholders.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

CONTROL NUMBER: (exp0203) SSR-LD                                 EX-1225-0202